 Exhibit 1.01

Arcimoto Conflict Minerals Report

2021

Arcimoto, Inc. (‘Arcimoto’) presents this Conflict Minerals Report for the year ended 31 December 2021 in accordance with Rule 13p-1 (the ‘Rule’) under the U.S. Securities Exchange Act of 1934 (the ‘Exchange Act’).

The Rule applies to companies required to file reports with the U.S. Securities and Exchange Commission (‘SEC’) under Section 13(a) or 15(d) of the Exchange Act if any of the products they manufacture or contract to manufacture contain conflict minerals necessary to the functionality or production of the product (‘in-scope products’).

As defined by the content requirements of SEC Form SD, ‘conflict minerals’ include columbite-tantalite (‘coltan’), cassiterite, wolframite and/or gold or their derivatives, which are limited to tantalum, tin, and tungsten (each a ‘3TG metal’). Please refer to the requirements of SEC Form SD for definitions of many of the terms used in this report, including ‘Covered Countries’ (Democratic Republic of Congo (‘DRC’) or an adjoining country).

COMPANY OVERVIEW

Arcimoto, Inc. is a start-up electric vehicle company based in Eugene, Oregon, with a mission to catalyze the shift to a sustainable transportation system. We believe this shift will happen only when we move away from oversized, overpriced, polluting vehicles to right-sized, ultra-efficient electric vehicles. Arcimoto designs and manufactures a technically advanced 3-wheel electric vehicle platform. This platform can be used as the foundation for many types of vehicles. Our product offerings built on this platform include general purpose two seat enclosed vehicles, roadsters, delivery vehicles, flatbeds, and rapid responders. We manufactured 331 vehicles in 2021.

We recently introduced the Mean Lean Machine e-bike. The development of this advanced leaning three wheeled e-bike platform started in 2020. Sales into the mass market are scheduled to begin in 2023.

With the mission to deliver sustainable, right-sized transportation, Arcimoto is committed to an ethical, and responsible supply-chain for the parts and materials in its vehicles. Many of our suppliers are also startups who are creating the innovative components required for electric vehicles.  Our supplier survey last year for our first Conflict Minerals Report introduced several of our suppliers to the importance of conflict minerals reporting. Arcimoto is proud to present its second Conflict Minerals Report for the 2021 fiscal year.

APPLICABILITY

Our products contain numerous components that may contain one or more 3TG metals. For example, tin is often used as a soldering material for electronic components, gold and tantalum are typically used in electronic components such as connectors or capacitors, and tungsten is added to increase the strength of gear teeth, bearings, and cages.

We conducted reasonable due diligence regarding the source and chain of custody of the conflict minerals in our products. Based on our efforts, we have reason to believe that some of the conflict minerals present in our supply chain may have originated in the Democratic Republic of the Congo (“DRC”) or adjoining countries (collectively the “Covered Countries”). We are unable to determine with assurance the origin of all conflict minerals in our products at this time. For these reasons, we are required under the Rule to submit this Conflict Minerals Report (CMR) as an exhibit to Arcimoto’s Form SD.

REASONABLE COUNTRY OF ORIGIN INQUIRY

In accordance with the Rule, we carried out a Reasonable Country of Origin Inquiry (‘RCOI’) and due diligence process to determine the origin of the 3TG metals used in our in-scope products.

The smelters and refiners (‘Smelters’) that produce 3TG metals and the mines from which the minerals are originally sourced are many steps away from Arcimoto in the supply chain. Therefore, we rely on our suppliers to provide information to support our due diligence efforts. In undertaking our RCOI, we conducted a targeted survey of our strategic direct material suppliers, utilizing the Responsible Minerals Initiative (“RMI”) Conflict Minerals Reporting Template (“CMRT”) version 6.1. We reviewed the collected CMRTs to identify suppliers’ respective risk levels, determine country of origin and/or sourcing from recycled or scrap sources, and determine if due diligence is required.

As a start-up company that does not yet need material in large volumes that warrant or necessitate supplier relationships with larger, sophisticated OEM suppliers, we often work with small and specialty suppliers, many of whom were not aware of conflict minerals requirements before our RCOI. As this is Arcimoto’s second filing and the first time many of our suppliers had heard of conflict minerals or reporting requirements, information provided by many of our direct suppliers is incomplete, and many of our suppliers were unable to confirm the country-of-origin information for 3TG metals in their products.

RCOI Conclusion

Based on data collected from our suppliers for the year ended 31 December 2021, we have reason to believe that some 3TG metals contained in our products may originate from Covered Countries. As such, we have conducted due diligence as described below.

RESPONSIBLE MINERAL SOURCING

3TG metals come from many different Smelters in a complex and often opaque supply chain. Minerals are extracted from mines. Smelters then procure those minerals and process them into useable metals. These metals are then incorporated into components that go into the electric vehicles we produce.

We conduct due diligence to support our commitment to deliver sustainable transportation. To deliver sustainable transportation to our customers, we strive to source the materials that are used in our vehicles responsibly and to comply with all relevant disclosure regulations. Our objective is to ensure that none of the products or components we buy contain 3TG metals that have helped to fund conflict or contribute to serious human rights abuses as defined in the Organisation for Economic Co-operation and Development (‘OECD’) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Third Edition) (‘OECD Due Diligence Guidance’).

Our process has been designed to comply with the Rule and interpretive guidance and to conform with the internationally recognized framework set out in the OECD Due Diligence Guidance.

DUE DILIGENCE DESIGN

Our due diligence process follows the five-step framework set out in the OECD Due Diligence Guidance. As we are just now ramping up our company’s manufacturing process, we are also at the beginning stages of designing, implementing, and improving our due diligence process.

Step 1: Establish strong company management systems

For Reporting Year 2021, Arcimoto has initiated the following company management systems concerning conflict minerals:

•	Conflict Minerals Policy. Arcimoto has developed and the Board has adopted a policy related to the sourcing of Conflict Minerals. The Policy has been posted at https://www.arcimoto.com/corporate-governance.

•	Control Systems. Arcimoto is implementing a process into our quality systems responsible for assessing components and products for 3TG.

•	Supplier Engagement. As we ramp up production, Arcimoto is changing the way in which we source components. Due to the relatively small quantities of parts we have purchased to date, we have been required to source components through the “Aftermarket Divisions” of our suppliers, which typically do not fall under conflict mineral reporting requirements, and therefore, have little familiarity with them. As we increase production, we will be able to purchase parts and materials through the “OEM Divisions” of our suppliers, which are more accustomed to conflict mineral issues and reporting requirements. We will strive to enter into OEM agreements only with suppliers that commit to responsible sourcing and contractually agree to provide Arcimoto with an updated CMRT each year.

•	Maintain Records. Arcimoto uses our cloud storage system to retain relevant documents. All conflict minerals supplier responses and forms are uploaded into these information systems for easy reference. These records will be kept in accordance with our document retention policies for at least 5 years.

Step 2: Identify and assess risks in the supply chain

For direct suppliers indicating that they provide materials with tin, tantalum, tungsten, and gold, we initiate our RCOI process which includes: a request for a completed CMRT; follow-up and escalation for non-responsive suppliers; review of the CMRTs we receive; and determination if further actions are needed based on the supplier’s response. We conduct an iterative verification process on each supplier’s CMRT that we receive to uncover inconsistencies or risk in the supplier’s response.

We also actively worked with our suppliers to identify other entities in our supply chain that are further upstream than our direct suppliers. For reporting year 2021, we conducted this survey process with 31 of our direct material suppliers. We rely on these suppliers to provide us with information about the source of conflict minerals contained in the components supplied to us. Of note, our suppliers are reliant upon information provided to them by their suppliers, just as we are reliant on information supplied by our suppliers.

We work together with a specialist consultancy service provider, Responsible Trade LLC, to assist in tracking data, assessing risks, and preparing our reporting.

We have established a process to identify in-scope suppliers (as outlined in the Applicability section above).

Our direct suppliers are expected to extend a similar identification process to their own suppliers and cascade them down the supply chain until the origin of 3TG metals contained in the products supplied to us (either directly or indirectly) can be identified.

To the extent possible, we require our identified in-scope suppliers to report on their progress through the RMI CMRT, which we ask them to complete on an annual basis. The CMRT is designed to identify the Smelters from which any 3TG metals are sourced for each in-scope product we procure from them.

We engage with in-scope suppliers to raise awareness of our processes and requirements and will help them understand how to meet the requirements of the Conflict Mineral contract clauses that we will begin to incorporate into supplier contracts. We also share best-practice advice on how to complete the CMRT. In addition, we provide a dedicated point of contact at Arcimoto to respond to suppliers’ questions regarding Conflict Minerals reporting.

Step 3: Design and implement a strategy to respond to identified risks

Our strategy to respond to identified risks includes a range of measures that form part of our due diligence process.

We review supplier responses to the CMRT and follow up with suppliers to request clarification or more complete responses where necessary. If risks are identified, we engage with suppliers and request their commitment to corrective actions to manage these risks, including a commitment to improve data quality.

We have established a communication and escalation process to notify and engage, if required, our senior materials management where any potentially significant risks are identified.

When our in-scope suppliers identify Smelters within our supply chain that are RMAP (Responsible Minerals Assurance Process) Non-Conformant, we will ask them to encourage these Smelters to participate in the RMAP process. If our suppliers will not do so, we will begin considering alternate sourcing arrangements.

Step 4: Carry out independent third-party audits of Smelter due diligence practices

We do not have direct relationships with Smelters with respect to 3TG. We do not directly purchase raw minerals, ores, or 3TG metals. We are many steps removed from the mines and Smelters that supply the minerals, ores, and 3TG metals contained in our products.

We do not perform or direct Smelter audits of companies within our supply chain, but like many other companies, we rely upon the Responsible Minerals Initiative (RMI) RMAP for meeting Step 4. Please see Annex 1 for a list of Smelters, their conformance status and Country-of-Origin information.

Step 5: Report annually on supply chain due diligence

In accordance with the Rule and the OECD Due Diligence Guidance, this report is publicly available on our website.

DUE DILIGENCE RESULTS

We surveyed our 31 in-scope suppliers regarding their source and custody of 3TGs using the RMI’s CMRT. We received responses from 65%. This included CMRTs from the suppliers of our most strategic components that contain 3TGs, specifically the Motor, Braking System, Steering Assembly, Wiring Harnesses, Headlights, and Display Screen.

These suppliers did not provide product-level responses to the RCOI, but rather reported in aggregate by company. As such, we do not know how many of the Smelters reported by these suppliers relate specifically to our supply chain. As we do not directly purchase raw minerals, ores, or 3TG metals, we rely on our direct suppliers to gather information about Smelters in our supply chain.

These suppliers have reported to us more than 96% of the Smelters in the world (as recognized by the RMI). We do not believe that all of these facilities are contributing to the production of Arcimoto vehicles. The potential over-reporting of Smelters is a function of our products containing components several steps removed from the 3TG processing facilities and of intermediate suppliers failing to provide customer- or product-specific CMRTs to our direct suppliers.

Efforts to Determine Mine or Location of Origin

We requested that our suppliers complete the CMRT, which includes the completion of all necessary Smelter identification information. This information will enable the validation of these Smelters as well as the tracing of the 3TGs to their location of origin. We have determined that seeking this information regarding Smelters in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of the 3TG in our supply chain.

Responses from our suppliers confirmed that there remain significant challenges in finding information about the country of origin of 3TG metals and the Smelters from which 3TG metals were sourced, as this information is often unavailable, incomplete, or potentially erroneous. We will continue engaging with suppliers to improve the completeness and quality of information they provide to us.

CONTINUOUS IMPROVEMENT EFFORTS TO MITIGATE RISK

We are taking a range of steps to enhance the due diligence process and further mitigate any risk that Conflict Minerals used in the company’s products may benefit armed groups.

We are in the process of implementing legal and contractual mechanisms to obligate our suppliers to comply with relevant regulations.

Arcimoto aims to ensure minerals used in our supply chain do not fund conflict or contribute to gross human rights abuses. At the same time, Arcimoto desires to continue supporting local economies in Conflict-Affected and High-Risk Areas, including the Covered Countries, by allowing the use of materials from those areas that have been processed by Smelters verified by third-party assurance programs, such as the RMI RMAP.

Arcimoto will continue to improve our conflict minerals program by:

•	Including Conflict Minerals clauses in supplier contracts and requiring suppliers to conduct due diligence to identify the origin of 3TG metals in the components or products they sell to us and to ensure that the minerals or elements are not from a source which directly or indirectly finances or benefits armed groups.

•	Encouraging suppliers to put a Conflict Minerals policy in place and report their source and custody of conflict minerals or improve their existing Responsible Minerals program.

•	Improving the completeness and quality of information we ask of them, particularly in relation to the identification of Smelters and the country of origin of 3TG metals and in providing CMRT information on Smelters at the product level.

•	Seeking our suppliers’ commitment to implement further improvements in relation to due diligence processes, including asking them to reach out to RMAP non-conformant Smelters identified as being within our supply chain to either encourage them to undergo a RMAP audit or remove them from the supply chain.

Annex 1

Smelters and Possible Country of Origin based on information reported by Arcimoto Suppliers– 2021

The following is the list of Smelters identified by Arcimoto’s suppliers that may be in their supply chain and their associated conformance status. Smelter information is based on data posted by the RMI on 10-May-2022 to identify operational and conformance status.

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Conformant	Gold	CID002763	8853 S.p.A.	ITALY
Conformant	Gold	CID000015	Advanced Chemical Company	UNITED STATES OF AMERICA
Conformant	Gold	CID000035	Agosi AG	GERMANY
Conformant	Gold	CID000019	Aida Chemical Industries Co., Ltd.	JAPAN
Conformant	Gold	CID002560	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Conformant	Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Conformant	Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Conformant	Gold	CID000077	Argor-Heraeus S.A.	SWITZERLAND
Conformant	Gold	CID000082	Asahi Pretec Corp.	JAPAN
Conformant	Gold	CID000924	Asahi Refining Canada Ltd.	CANADA
Conformant	Gold	CID000920	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Conformant	Gold	CID000090	Asaka Riken Co., Ltd.	JAPAN
Conformant	Gold	CID000113	Aurubis AG	GERMANY
Conformant	Gold	CID002863	Bangalore Refinery	INDIA
Conformant	Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Conformant	Gold	CID000157	Boliden AB	SWEDEN
Conformant	Gold	CID000176	C. Hafner GmbH + Co. KG	GERMANY
Conformant	Gold	CID000185	CCR Refinery - Glencore Canada Corporation	CANADA
Conformant	Gold	CID000189	Cendres + Metaux S.A.	SWITZERLAND
Conformant	Gold	CID000233	Chimet S.p.A.	ITALY
Conformant	Gold	CID000264	Chugai Mining	JAPAN
Conformant	Gold	CID000401	Dowa	JAPAN
Conformant	Gold	CID000359	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Conformant	Gold	CID000425	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Conformant	Gold	CID003424	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Conformant	Gold	CID003425	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Conformant	Gold	CID002561	Emirates Gold DMCC	UNITED ARAB EMIRATES
Conformant	Gold	CID002459	Geib Refining Corporation	UNITED STATES OF AMERICA
Conformant	Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Conformant	Gold	CID000694	Heimerle + Meule GmbH	GERMANY
Conformant	Gold	CID000711	Heraeus Germany GmbH Co. KG	GERMANY
Conformant	Gold	CID000707	Heraeus Metals Hong Kong Ltd.	CHINA

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Conformant	Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Conformant	Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	JAPAN
Conformant	Gold	CID000814	Istanbul Gold Refinery	TURKEY
Conformant	Gold	CID002765	Italpreziosi	ITALY
Conformant	Gold	CID000823	Japan Mint	JAPAN
Conformant	Gold	CID000855	Jiangxi Copper Co., Ltd.	CHINA
Conformant	Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Conformant	Gold	CID000957	Kazzinc	KAZAKHSTAN
Conformant	Gold	CID000969	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Conformant	Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	POLAND
Conformant	Gold	CID000981	Kojima Chemicals Co., Ltd.	JAPAN
Conformant	Gold	CID002605	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Conformant	Gold	CID002762	L'Orfebre S.A.	ANDORRA
Conformant	Gold	CID001078	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Conformant	Gold	CID000689	LT Metal Ltd.	KOREA, REPUBLIC OF
Conformant	Gold	CID002606	Marsam Metals	BRAZIL
Conformant	Gold	CID001113	Materion	UNITED STATES OF AMERICA
Conformant	Gold	CID001119	Matsuda Sangyo Co., Ltd.	JAPAN
Conformant	Gold	CID003575	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Conformant	Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	CHINA
Conformant	Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Conformant	Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	CHINA
Conformant	Gold	CID001153	Metalor Technologies S.A.	SWITZERLAND
Conformant	Gold	CID001157	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Conformant	Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Conformant	Gold	CID001188	Mitsubishi Materials Corporation	JAPAN
Conformant	Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Conformant	Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	INDIA
Conformant	Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Conformant	Gold	CID001236	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Conformant	Gold	CID003189	NH Recytech Company	KOREA, REPUBLIC OF
Conformant	Gold	CID001259	Nihon Material Co., Ltd.	JAPAN
Conformant	Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Conformant	Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Conformant	Gold	CID001352	PAMP S.A.	SWITZERLAND
Conformant	Gold	CID002919	Planta Recuperadora de Metales SpA	CHILE
Conformant	Gold	CID001397	PT Aneka Tambang (Persero) Tbk	INDONESIA
Conformant	Gold	CID001498	PX Precinox S.A.	SWITZERLAND
Conformant	Gold	CID001512	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Conformant	Gold	CID002582	REMONDIS PMR B.V.	NETHERLANDS
Conformant	Gold	CID001534	Royal Canadian Mint	CANADA

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Conformant	Gold	CID002761	SAAMP	FRANCE
Conformant	Gold	CID002973	Safimet S.p.A	ITALY
Conformant	Gold	CID002290	SAFINA A.S.	CZECHIA
Conformant	Gold	CID001555	Samduck Precious Metals	KOREA, REPUBLIC OF
Conformant	Gold	CID001585	SEMPSA Joyeria Plateria S.A.	SPAIN
Conformant	Gold	CID001916	Shandong Gold Smelting Co., Ltd.	CHINA
Conformant	Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Conformant	Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Conformant	Gold	CID002516	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Conformant	Gold	CID001761	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Conformant	Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	JAPAN
Conformant	Gold	CID002918	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Conformant	Gold	CID002580	T.C.A S.p.A	ITALY
Conformant	Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Conformant	Gold	CID001938	Tokuriki Honten Co., Ltd.	JAPAN
Conformant	Gold	CID002615	TOO Tau-Ken-Altyn	KAZAKHSTAN
Conformant	Gold	CID001955	Torecom	KOREA, REPUBLIC OF
Conformant	Gold	CID002314	Umicore Precious Metals Thailand	THAILAND
Conformant	Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Conformant	Gold	CID001993	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Conformant	Gold	CID002003	Valcambi S.A.	SWITZERLAND
Conformant	Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Conformant	Gold	CID002778	WIELAND Edelmetalle GmbH	GERMANY
Conformant	Gold	CID002100	Yamakin Co., Ltd.	JAPAN
Conformant	Gold	CID002129	Yokohama Metal Co., Ltd.	JAPAN
Conformant	Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Conformant	Tantalum	CID001076	AMG Brasil	BRAZIL
Conformant	Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Conformant	Tantalum	CID002504	D Block Metals, LLC	UNITED STATES OF AMERICA
Conformant	Tantalum	CID000460	F&X Electro-Materials Ltd.	CHINA
Conformant	Tantalum	CID002505	FIR Metals & Resource Ltd.	CHINA
Conformant	Tantalum	CID002558	Global Advanced Metals Aizu	JAPAN
Conformant	Tantalum	CID002557	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Conformant	Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	GERMANY
Conformant	Tantalum	CID002548	H.C. Starck Inc.	UNITED STATES OF AMERICA
Conformant	Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Conformant	Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Conformant	Tantalum	CID002842	Jiangxi Tuohong New Raw Material	CHINA
Conformant	Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Conformant	Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	CHINA
Conformant	Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Conformant	Tantalum	CID002539	KEMET de Mexico	MEXICO
Conformant	Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	INDIA
Conformant	Tantalum	CID001175	Mineracao Taboca S.A.	BRAZIL
Conformant	Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Conformant	Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Conformant	Tantalum	CID001200	NPM Silmet AS	ESTONIA
Conformant	Tantalum	CID001508	QuantumClean	UNITED STATES OF AMERICA
Conformant	Tantalum	CID002707	Resind Industria e Comercio Ltda.	BRAZIL
Conformant	Tantalum	CID003583	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Conformant	Tantalum	CID001769	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Conformant	Tantalum	CID001869	Taki Chemical Co., Ltd.	JAPAN
Conformant	Tantalum	CID002544	TANIOBIS Co., Ltd.	THAILAND
Conformant	Tantalum	CID002545	TANIOBIS GmbH	GERMANY
Conformant	Tantalum	CID002549	TANIOBIS Japan Co., Ltd.	JAPAN
Conformant	Tantalum	CID002550	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Conformant	Tantalum	CID001891	Telex Metals	UNITED STATES OF AMERICA
Conformant	Tantalum	CID001969	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Conformant	Tantalum	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Conformant	Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Conformant	Tantalum	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Conformant	Tin	CID000292	Alpha	UNITED STATES OF AMERICA
Conformant	Tin	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Conformant	Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Conformant	Tin	CID001070	China Tin Group Co., Ltd.	CHINA
Conformant	Tin	CID003524	CRM Synergies	SPAIN
Conformant	Tin	CID000402	Dowa	JAPAN
Conformant	Tin	CID000438	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Conformant	Tin	CID000448	Estanho de Rondonia S.A.	BRAZIL
Conformant	Tin	CID003582	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Conformant	Tin	CID000468	Fenix Metals	POLAND
Conformant	Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Conformant	Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Conformant	Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Conformant	Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Conformant	Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	CHINA
Conformant	Tin	CID003387	Luna Smelter, Ltd.	RWANDA
Conformant	Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Conformant	Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Conformant	Tin	CID001105	Malaysia Smelting Corporation (MSC)	MALAYSIA
Conformant	Tin	CID001142	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Conformant	Tin	CID002773	Metallo Belgium N.V.	BELGIUM
Conformant	Tin	CID002774	Metallo Spain S.L.U.	SPAIN
Conformant	Tin	CID001173	Mineracao Taboca S.A.	BRAZIL
Conformant	Tin	CID001182	Minsur	PERU
Conformant	Tin	CID001191	Mitsubishi Materials Corporation	JAPAN
Conformant	Tin	CID001305	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Conformant	Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Conformant	Tin	CID002517	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Conformant	Tin	CID001337	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Conformant	Tin	CID001399	PT Artha Cipta Langgeng	INDONESIA
Conformant	Tin	CID002503	PT ATD Makmur Mandiri Jaya	INDONESIA
Conformant	Tin	CID001402	PT Babel Inti Perkasa	INDONESIA
Conformant	Tin	CID001406	PT Babel Surya Alam Lestari	INDONESIA
Conformant	Tin	CID003205	PT Bangka Serumpun	INDONESIA
Conformant	Tin	CID001428	PT Bukit Timah	INDONESIA
Conformant	Tin	CID002696	PT Cipta Persada Mulia	INDONESIA
Conformant	Tin	CID002835	PT Menara Cipta Mulia	INDONESIA
Conformant	Tin	CID001453	PT Mitra Stania Prima	INDONESIA
Conformant	Tin	CID001458	PT Prima Timah Utama	INDONESIA
Conformant	Tin	CID003381	PT Rajawali Rimba Perkasa	INDONESIA
Conformant	Tin	CID001460	PT Refined Bangka Tin	INDONESIA
Conformant	Tin	CID001463	PT Sariwiguna Binasentosa	INDONESIA
Conformant	Tin	CID001468	PT Stanindo Inti Perkasa	INDONESIA
Conformant	Tin	CID001477	PT Timah Tbk Kundur	INDONESIA
Conformant	Tin	CID001482	PT Timah Tbk Mentok	INDONESIA
Conformant	Tin	CID001490	PT Tinindo Inter Nusa	INDONESIA
Conformant	Tin	CID002706	Resind Industria e Comercio Ltda.	BRAZIL
Conformant	Tin	CID001539	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Conformant	Tin	CID001758	Soft Metais Ltda.	BRAZIL
Conformant	Tin	CID001898	Thaisarco	THAILAND
Conformant	Tin	CID002180	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Conformant	Tin	CID003325	Tin Technology & Refining	UNITED STATES OF AMERICA
Conformant	Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	BRAZIL

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Conformant	Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Conformant	Tungsten	CID000004	A.L.M.T. Corp.	JAPAN
Conformant	Tungsten	CID002833	ACL Metais Eireli	BRAZIL
Conformant	Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Conformant	Tungsten	CID002641	China Molybdenum Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID003468	Cronimet Brasil Ltda	BRAZIL
Conformant	Tungsten	CID003401	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Conformant	Tungsten	CID003609	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Conformant	Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Conformant	Tungsten	CID000568	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Conformant	Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID002541	H.C. Starck Tungsten GmbH	GERMANY
Conformant	Tungsten	CID003417	Hubei Green Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	CHINA
Conformant	Tungsten	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Conformant	Tungsten	CID002513	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Conformant	Tungsten	CID002649	Hydrometallurg, JSC	RUSSIAN FEDERATION
Conformant	Tungsten	CID000825	Japan New Metals Co., Ltd.	JAPAN
Conformant	Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Conformant	Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Conformant	Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Conformant	Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID003408	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Conformant	Tungsten	CID000966	Kennametal Fallon	UNITED STATES OF AMERICA
Conformant	Tungsten	CID000105	Kennametal Huntsville	UNITED STATES OF AMERICA
Conformant	Tungsten	CID003388	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Conformant	Tungsten	CID003407	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Conformant	Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID002543	Masan High-Tech Materials	VIET NAM
Conformant	Tungsten	CID002845	Moliren Ltd.	RUSSIAN FEDERATION
Conformant	Tungsten	CID002589	Niagara Refining LLC	UNITED STATES OF AMERICA

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Conformant	Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Conformant	Tungsten	CID002542	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Conformant	Tungsten	CID002724	Unecha Refractory metals plant	RUSSIAN FEDERATION
Conformant	Tungsten	CID002044	Wolfram Bergbau und Hutten AG	AUSTRIA
Conformant	Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Conformant	Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	CHINA
Conformant	Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Active	Gold	CID002708	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Active	Gold	CID003500	Alexy Metals	UNITED STATES OF AMERICA
Active	Gold	CID003461	Augmont Enterprises Private Limited	INDIA
Active	Gold	CID003421	C.I Metales Procesados Industriales SAS	COLOMBIA
Active	Gold	CID002852	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Active	Gold	CID003529	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Active	Gold	CID003615	WEEEREFINING	FRANCE
Active	Tin	CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Active	Tin	CID002455	CV Venus Inti Perkasa	INDONESIA
Active	Tin	CID000309	PT Aries Kencana Sejahtera	INDONESIA
Active	Tin	CID003449	PT Mitra Sukses Globalindo	INDONESIA
Active	Tin	CID002816	PT Sukses Inti Makmur	INDONESIA
Active	Tin	CID001486	PT Timah Nusantara	INDONESIA
Active	Tin	CID002756	Super Ligas	BRAZIL
Active	Tungsten	CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Active	Tungsten	CID003416	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Active	Tungsten	CID003614	OOO “Technolom” 1	RUSSIAN FEDERATION
Active	Tungsten	CID003612	OOO “Technolom” 2	RUSSIAN FEDERATION
Not Conformant	Gold	CID003185	African Gold Refinery	UGANDA
Not Conformant	Gold	CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Not Conformant	Gold	CID002850	AU Traders and Refiners	SOUTH AFRICA
Not Conformant	Gold	CID000180	Caridad	MEXICO
Not Conformant	Gold	CID003382	CGR Metalloys Pvt Ltd.	INDIA
Not Conformant	Gold	CID000343	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Not Conformant	Gold	CID002867	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Not Conformant	Gold	CID003348	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Not Conformant	Gold	CID003487	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Not Conformant	Gold	CID003488	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Not Conformant	Gold	CID003489	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Not Conformant	Gold	CID003490	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Not Conformant	Gold	CID002515	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Not Conformant	Gold	CID002584	Fujairah Gold FZC	UNITED ARAB EMIRATES
Not Conformant	Gold	CID003186	Gold Coast Refinery	GHANA

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Not Conformant	Gold	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Not Conformant	Gold	CID002312	Guangdong Jinding Gold Limited	CHINA
Not Conformant	Gold	CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Not Conformant	Gold	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Not Conformant	Gold	CID000767	Hunan Chenzhou Mining Co., Ltd.	CHINA
Not Conformant	Gold	CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Not Conformant	Gold	CID000778	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Not Conformant	Gold	CID002587	Industrial Refining Company	BELGIUM
Not Conformant	Gold	CID002562	International Precious Metal Refiners	UNITED ARAB EMIRATES
Not Conformant	Gold	CID002893	JALAN & Company	INDIA
Not Conformant	Gold	CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Not Conformant	Gold	CID000493	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Not Conformant	Gold	CID000929	JSC Uralelectromed	RUSSIAN FEDERATION
Not Conformant	Gold	CID003497	K.A. Rasmussen	NORWAY
Not Conformant	Gold	CID002563	Kaloti Precious Metals	UNITED ARAB EMIRATES
Not Conformant	Gold	CID000956	Kazakhmys Smelting LLC	KAZAKHSTAN
Not Conformant	Gold	CID003463	Kundan Care Products Ltd.	INDIA
Not Conformant	Gold	CID001029	Kyrgyzaltyn JSC	KYRGYZSTAN
Not Conformant	Gold	CID002865	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Not Conformant	Gold	CID001032	L'azurde Company For Jewelry	SAUDI ARABIA
Not Conformant	Gold	CID001056	Lingbao Gold Co., Ltd.	CHINA
Not Conformant	Gold	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Not Conformant	Gold	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Not Conformant	Gold	CID003548	MD Overseas	INDIA
Not Conformant	Gold	CID003557	Metallix Refining Inc.	UNITED STATES OF AMERICA
Not Conformant	Gold	CID002857	Modeltech Sdn Bhd	MALAYSIA
Not Conformant	Gold	CID002282	Morris and Watson	NEW ZEALAND
Not Conformant	Gold	CID001204	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Not Conformant	Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Not Conformant	Gold	CID002872	Pease & Curren	UNITED STATES OF AMERICA
Not Conformant	Gold	CID001362	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Not Conformant	Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Not Conformant	Gold	CID003324	QG Refining, LLC	UNITED STATES OF AMERICA
Not Conformant	Gold	CID000522	Refinery of Seemine Gold Co., Ltd.	CHINA
Not Conformant	Gold	CID001546	Sabin Metal Corp.	UNITED STATES OF AMERICA
Not Conformant	Gold	CID002853	Sai Refinery	INDIA
Not Conformant	Gold	CID001562	Samwon Metals Corp.	KOREA, REPUBLIC OF
Not Conformant	Gold	CID003540	Sellem Industries Ltd.	MAURITANIA

CONFORMANCE STATUS	METAL	SMELTER ID	NAME	COUNTRY
Not Conformant	Gold	CID002525	Shandong Humon Smelting Co., Ltd.	CHINA
Not Conformant	Gold	CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Not Conformant	Gold	CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Not Conformant	Gold	CID002588	Shirpur Gold Refinery Ltd.	INDIA
Not Conformant	Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Not Conformant	Gold	CID003383	Sovereign Metals	INDIA
Not Conformant	Gold	CID003153	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Not Conformant	Gold	CID002567	Sudan Gold Refinery	SUDAN
Not Conformant	Gold	CID001810	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Not Conformant	Gold	CID001947	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Not Conformant	Gold	CID003617	Value Trading	BELGIUM
Not Conformant	Gold	CID000197	Yunnan Copper Industry Co., Ltd.	CHINA
Not Conformant	Tin	CID002703	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Not Conformant	Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Not Conformant	Tin	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Not Conformant	Tin	CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Not Conformant	Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	CHINA
Not Conformant	Tin	CID002500	Melt Metais e Ligas S.A.	BRAZIL
Not Conformant	Tin	CID002858	Modeltech Sdn Bhd	MALAYSIA
Not Conformant	Tin	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Not Conformant	Tin	CID003208	Pongpipat Company Limited	MYANMAR
Not Conformant	Tin	CID003409	Precious Minerals and Smelting Limited	INDIA
Not Conformant	Tin	CID001421	PT Belitung Industri Sejahtera	INDONESIA
Not Conformant	Tin	CID001457	PT Panca Mega Persada	INDONESIA
Not Conformant	Tin	CID002478	PT Tirus Putra Mandiri	INDONESIA
Not Conformant	Tin	CID001493	PT Tommy Utama	INDONESIA
Not Conformant	Tin	CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Not Conformant	Tin	CID002015	VQB Mineral and Trading Group JSC	VIET NAM
Not Conformant	Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Not Conformant	Tungsten	CID003553	Artek LLC	RUSSIAN FEDERATION
Not Conformant	Tungsten	CID000281	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Not Conformant	Tungsten	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA

COUNTRY OF ORIGIN INFORMATION

The following countries of origin were identified based on the Smelters reported in suppliers’ CMRT responses for the year ended 31 December 2021 and may be the origin of the material in our products.

Country	Country	Country
Argentina	Guinea	Peru
Armenia	Guyana	Philippines
Australia	Honduras	Portugal
Austria	India	Russian Federation
Azerbaijan	Indonesia	Rwanda*
Benin	Ivory Coast	Saudi Arabia
Bolivia	Japan	Senegal
Botswana	Kazakhstan	Sierra Leone
Brazil	Kenya	Slovakia
Burkina Faso	Kyrgyzstan	South Africa
Burundi*	Laos	South Korea
Canada	Liberia	Spain
Chile	Madagascar	Sudan
China	Malaysia	Suriname
Colombia	Mali	Swaziland
Congo, Democratic Republic of the*	Mauritania	Sweden
Cuba	Mexico	Taiwan
Dominican Republic	Mongolia	Tanzania*
Ecuador	Morocco	Thailand
Egypt	Mozambique	Turkey
Eritrea	Myanmar	Uganda*
Ethiopia	Namibia	United Kingdom of Great Britain and Northern Ireland
Fiji	New Zealand	United States of America
Finland	Nicaragua	Uzbekistan
France	Niger	Venezuela
French Guiana	Nigeria	Vietnam
Germany	Oman	Zambia*
Ghana	Panama	Zimbabwe
Guatemala	Papua New Guinea